UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

Union Pacific Corporation
(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 544-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On a Form 8-K filed on November 17, 2006, Union Pacific Corporation (the Company) reported the election of Thomas F. McLarty III, to its Board of Directors on November 16, 2006. The Board of Directors did not appoint Mr. McLarty to serve on any committees at the time of his election. The Company is filing this Amendment to report that the Board of Directors appointed Mr. McLarty to serve on the Finance Committee, effective as of February 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2007

UNION PACIFIC CORPORATION

By:	/s/ J. Michael Hemmer
J. Michael Hemmer Senior Vice President – Law and General Counsel